Principal Exchange-Traded Funds
Principal Real Estate Active Opportunities ETF

Supplement dated September 2, 2025
to the Prospectus dated November 1, 2024 and
Statement of Additional Information dated November 1, 2024 as
Amended and Restated March 24, 2025 and June 9, 2025
(both as previously supplemented)
This supplement updates information currently in the Prospectus and Statement of Additional Information (“SAI”). Please retain this supplement for future reference.
Important Notice Regarding Change in Investment Objective
On August 13, 2025, the Principal Real Estate Active Opportunities ETF’s (the “Fund”) Board of Trustees approved a change in the Fund’s investment objective. The Fund’s investment objective will be updated from “The Fund seeks total return” to “The Fund seeks total return and income.”
Additionally on that date, the Fund’s Board of Trustees approved a change in the Fund’s structure as a non-transparent exchange-traded fund (“ETF”), which does not publicly disclose all of its portfolio holdings on a daily basis, to a fully transparent ETF, which will disclose all its portfolio holdings daily and operate with reliance on Rule 6c-11 under the Investment Company Act of 1940, as amended. In connection with this change, the Fund will no longer disclose a portfolio transparency substitute (the “Tracking Basket”) and certain related information about the relative performance of the Tracking Basket. All references to the Fund’s non-transparent structure, Tracking Basket, and related disclosure in the Prospectus and SAI will be removed.
Although the Fund’s investment strategies, fees and expenses are not expected to change as a result of the changes described above, the Fund’s principal investment strategies and risks will be revised to remove references to the terms, requirements and limitations of the exemptive order from the U.S. Securities and Exchange Commission (the “SEC”), and to remove references to the “non-transparent” structure, Tracking Basket, and related disclosure.
On September 2, 2025, a preliminary registration statement was filed with the SEC for SEC Staff review. Pending SEC Staff review and comment and other contingencies, the Fund expects the change to the Fund’s investment objective and structure to be effective on November 1, 2025. This supplement is intended to provide advance notice to shareholders of such changes.

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